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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-81772) of Post Properties, Inc. of our report dated March 20, 1998 appearing on Page 32 of this Form 10-K.

Price Waterhouse LLP

Atlanta, Georgia

March 27, 1998